TRANSAMERICA FUNDS

Supplement to the Currently Effective Prospectus and

Summary Prospectuses, as supplemented

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Transamerica Asset Allocation – Conservative Portfolio

Transamerica Asset Allocation – Growth Portfolio

Transamerica Asset Allocation – Moderate Growth Portfolio

Transamerica Asset Allocation – Moderate Portfolio

Effective May 31, 2021, the following replaces the corresponding information in the Prospectus and Summary Prospectuses for Transamerica Asset Allocation – Conservative Portfolio, Transamerica Asset Allocation – Growth Portfolio, Transamerica Asset Allocation – Moderate Growth Portfolio and Transamerica Asset Allocation– Moderate Portfolio under each section entitled “Management”:

Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Goldman Sachs Asset Management, L.P.
Portfolio Managers:
Michael Carapucci	Portfolio Manager	since 2021
Neill Nuttall	Portfolio Manager	since 2020

Effective immediately, the following replaces the corresponding information in the Prospectus for the section entitled “Shareholder Information – Portfolio Manager(s) - Transamerica Asset Allocation – Conservative Portfolio, Transamerica Asset Allocation – Growth Portfolio, Transamerica Asset Allocation – Moderate Growth Portfolio and Transamerica Asset Allocation– Moderate Portfolio”:

Name	Adviser	Positions Over Past Five Years
Michael Carapucci	Goldman Sachs Asset Management, L.P.	Portfolio Manager of the funds since 2021; Vice President; employed with Goldman Sachs Asset Management, L.P. since 2019; prior to 2019, employed by S&P Investment Advisory Services since 2005

Neill Nuttall	Goldman Sachs Asset Management, L.P.	Portfolio Manager of the funds since 2020; Managing Director and Chief Investment Officer of the Multi-Asset Solutions Group; employed with Goldman Sachs Asset Management, L.P. since 2014

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Investors Should Retain this Supplement for Future Reference

May 28, 2021